Exhibit 99.1

Apple Hospitality REIT Acquires AC Hotel by Marriott in Portland, Maine

RICHMOND, Va. (August 23, 2021) – Apple Hospitality REIT, Inc. (NYSE: APLE) (the “Company” or “Apple Hospitality”) today announced the acquisition of the 178-room AC Hotel by Marriott in Portland, Maine (the “Hotel”), for a total purchase price of approximately $66.8 million, or approximately $375,000 per key.

“We are pleased to expand our presence in the vibrant Portland market, which benefits from a variety of demand generators, including leisure, corporate, health care, government and education,” said Nelson Knight, President, Real Estate and Investments of Apple Hospitality. “With the acquisition of the AC Hotel and the nearby Aloft Hotel that we expect to acquire following completion of construction in the third quarter of this year, we will own three hotels along Portland’s dynamic waterfront. The three hotels will be operated by the same management company which, combined with our exceptional asset management, will create additional operational synergies. Through our recent and pending transactional activity, we are refining, enhancing and growing our existing portfolio while increasing our exposure to markets with strong relative growth trajectories. We are confident the combined impact of these efforts will maximize long-term value for our shareholders.”

The AC Hotel Portland Downtown Waterfront opened in July 2018 and is located at 158 Fore Street in Portland, Maine, with unobstructed views of Casco Bay. The Hotel is just a short walk from Portland’s historic Old Port district, Casco Bay Lines, East End Beach, Portland’s cruise ship terminals, the green space of the Portland Trails, and a variety of restaurants, art galleries and entertainment venues. In addition to its ideal location for leisure travelers, the Hotel is also convenient to the University of Southern Maine, Maine Medical Center and numerous corporate offices. According to data provided by STR, revenue per available room (“RevPAR”) for the Portland Downtown/International Jetport, Maine submarket improved by approximately 10% for the month of June 2021, as compared to the month of June 2019. With results exceeding the Company’s full portfolio averages in June 2021, the AC Hotel reported occupancy of 85%, average daily rate of $256 and RevPar of $217 for the month.

Following this acquisition, the Apple Hospitality portfolio includes 213 hotels with approximately 27,800 guest rooms geographically diversified throughout 35 states.

About Apple Hospitality REIT, Inc.

Apple Hospitality REIT, Inc. (NYSE: APLE) is a publicly traded real estate investment trust (“REIT”) that owns one of the largest and most diverse portfolios of upscale, rooms-focused hotels in the United States. Apple Hospitality’s portfolio consists of 213 hotels with approximately 27,800 guest rooms located in 84 markets throughout 35 states. Concentrated with industry-leading brands, the Company’s portfolio consists of 93 Marriott-branded hotels, 115 Hilton-branded hotels, three Hyatt-branded hotels and two independent hotels. For more information, please visit www.applehospitalityreit.com.

Forward-Looking Statements Disclaimer

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from the Company’s forward-looking statements continues to be the adverse effect of COVID-19, including resurgences and variants, on the Company’s business, financial performance and condition, operating results and cash flows, the real estate market and the hospitality industry specifically, and the global economy and financial markets generally. The significance, extent and duration of the continued impacts caused by the COVID-19 outbreak on the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence at this time, including the scope, severity and duration of the pandemic, the extent and effectiveness of the actions taken to contain the pandemic or mitigate its impact, the speed of the vaccine distribution, the efficacy, acceptance and availability of vaccines, the duration of associated immunity and efficacy of the vaccines against variants of COVID-19, the potential for additional hotel closures/consolidations that may be mandated or advisable, whether based on increased COVID-19 cases, new variants or other factors, the slowing or potential rollback of “reopenings” in certain states, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. Such additional factors include, but are not limited to, the ability of the Company to effectively acquire and dispose of properties and redeploy proceeds; ability of the Company to fund capital obligations; the ability of the Company to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; reduced business and leisure travel due to travel-related health concerns, including the widespread outbreak of COVID-19 or an increase in COVID-19 cases or any other infectious or contagious diseases in the U.S. or abroad; adverse changes in the real estate and real estate capital markets; financing risks; changes in interest rates; litigation risks; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a REIT. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, as amended. Readers should carefully review the risk factors described in the Company’s filings with the Securities and Exchange Commission, including but not limited to those discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Any forward-looking statement that the Company makes speaks only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-

looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Contact:

Apple Hospitality REIT, Inc.

Kelly Clarke, Vice President, Investor Relations

804‐727‐6321

kclarke@applereit.com

For additional information or to receive press releases by email, visit www.applehospitalityreit.com.